Exhibit 10.23

LOAN AGREEMENT

Between

GINZA ONODERA TEXAS INC.

(Hereinafter referred to as “Borrower”)

And

ONODERA GROUP CO., LTD.

(Hereinafter referred to as “Lender”)

This loan agreement (hereinafter referred to as “this agreement) is established between the following parties:

Between

GINZA ONODERA TEXAS INC. (Borrower)

Address : 325 N St. Paul Street, Suite 4400, Dallas, TX 75201USA

EIN code: 92-3515457

Representative:	KEIICHI YAMAMOTO	Position: Executive Vice President

And

ONODERA GROUP CO., LTD (Lender)

Address: 1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan

EIN code: 8010001179437

Representative:	HIROSHI ONODERA	Position: President

Mutually agree to sign a loan agreement as follows:

Article 1: Loan value

1.1. Value of loan: The lender agrees to lend to the borrower a total of JPY190,000,000 (One Hundred Ninety million Japanese Yen).

1.2. Type of currency: JPY (Japanese Yen)

1.3. This agreement takes effect from the date the borrower receives the loan amount.

Article 2: Term of principal payment

The payment of this loan shall be 3 years from the date of loan, and the amount including the principal and interest shall be repaid in a lump sum at the expiration of the period.

Article 3: Interest rate

The interest rate of the loan shall be 0.5% per annum from the commencement date of this Agreement, and it shall be repaid by adding it to the principal when the loan is repaid.

Article 4: Methods of transaction

The lender will transfer the amount of the loan under article 1 to the borrower’s bank account as follows.

Bank name	Comerica Bank, Coit 121
Address	3700 SH 121, Plano, TX 75025
Account number
SWIFT/BIC	Swift code: MNBDUS33
Account name	GINZA ONODERA TEXAS INC.

Article 5: Terms of dispute

In case of any dispute between the two parties related to this agreement, it will be complied with the arbitral award at the place where the lender is attached.

In witness whereof, this Agreement has been prepared in one original, and Borrower shall retain the original and Lender shall retain a copy thereof.

DATE: 2/19/2024

GINZA ONODERA TEXAS INC.	ONODERA GROUP CO., LTD.

/s/ KEIICHI YAMAMOTO	/s/ HIROSHI ONODERA
Executive Vice President /	President /
KEIICHI YAMAMOTO	HIROSHI ONODERA